DEBT OUTSTANDING	12 Months Ended
Dec. 31, 2011
DEBT OUTSTANDING
DEBT OUTSTANDING

15. DEBT OUTSTANDING

The following table presents maturities of long-term debt (including unamortized original issue discount, hedge accounting valuation adjustments and fair value adjustments, when applicable), excluding $1.9 billion in borrowings of consolidated investments:

		Year Ending
December 31, 2011 (in millions)
	Total	2012	2013	2014	2015	2016	Thereafter

AIG general borrowings	$23,923	$183	$1,470	$500	$1,001	$1,719	$19,050
AIG borrowings supported by assets	24,720	3,757	1,517	2,398	1,182	2,134	13,732
ILFC	24,364	3,023	4,006	2,991	2,766	3,234	8,344
Other subsidiaries notes, bonds, loans and mortgages payable	393	3	4	4	23	6	353

Total	$73,400	$6,966	$6,997	$5,893	$4,972	$7,093	$41,479

AIG GENERAL BORROWINGS

The following table presents maturities of AIG's general borrowings:

		Year Ending
December 31, 2011 (in millions)
	Total	2012	2013	2014	2015	2016	Thereafter

Notes and bonds payable	$12,725	$27	$1,467	$500	$999	$1,719	$8,013
Junior subordinated debt	9,327	-	-	-	-	-	9,327
Loans and mortgages payable	234	156	3	-	2	-	73
SAFG, Inc. notes and bonds payable	298	-	-	-	-	-	298
Liabilities connected to trust preferred stock	1,339	-	-	-	-	-	1,339

Total general borrowings	$23,923	$183	$1,470	$500	$1,001	$1,719	$19,050

Notes and Bonds Payable

    In November 2011, AIG issued senior unsecured notes in exchange for specified series of its outstanding Junior Subordinated Debentures. As a result of the exchange offer, AIG issued $256 million in 6.820 percent Dollar notes due 2037, £662 million ($1.03 billion at the December 31, 2011 exchange rate) in 6.765 percent Sterling notes due 2017 and €421 million ($545 million at the December 31, 2011 exchange rate) in 6.797 percent Euro notes due 2017. For additional details regarding the exchange offer, see — Junior subordinated debt below.

    In the fourth quarter of 2010, AIG issued an aggregate of $2.0 billion in senior unsecured notes, consisting of $500 million in three-year notes and $1.5 billion in ten-year notes.

    As of December 31, 2011, approximately $5.7 billion principal amount of senior notes were outstanding under AIG's medium-term note program. The maturity dates of these notes range from 2012 to 2052. To the extent considered appropriate, AIG may enter into swap transactions to manage its effective borrowing rates with respect to these notes.

    As of December 31, 2011, the equivalent of $7.8 billion of notes were outstanding under AIG's Euro medium-term note program. The aggregate amount outstanding includes a $174 million gain resulting from foreign exchange translation into U.S. dollars related to notes issued to fund the MIP. AIG has economically hedged the currency exposure arising from its foreign currency denominated notes.

    AIG maintains a shelf registration statement in Japan, providing for the issuance of up to 300 billion Japanese Yen ($3.9 billion at the December 31, 2011 exchange rate) principal amount of senior notes and there was no balance outstanding at December 31, 2011.

Junior Subordinated Debt

    During 2007 and 2008, AIG issued an aggregate of $12.5 billion of junior subordinated debentures denominated in U.S. dollars, British Pounds and Euros in eight series of securities. In connection with each series of junior subordinated debentures, AIG entered into a Replacement Capital Covenant (RCC) for the benefit of the holders of AIG's 6.25 percent senior notes due 2036. The RCCs provide that AIG will not repay, redeem, or purchase the applicable series of junior subordinated debentures on or before a specified date, unless AIG has received qualifying proceeds from the sale of replacement capital securities.

    In November 2011, AIG exchanged specified series of its outstanding Junior Subordinated Debentures for newly issued senior notes pursuant to an exchange offer. In particular, AIG exchanged (i) $312 million aggregate principal amount of its outstanding Series A-1 Junior Subordinated Debentures for $256 million aggregate principal amount of its new 6.820 percent Dollar notes due November 15, 2037, (ii) £812 million ($1.26 billion at the December 31, 2011 exchange rate) aggregate principal amount of its outstanding Series A-2 and Series A-8 Junior Subordinated Debentures for £662 million ($1.03 billion at the December 31, 2011 exchange rate) aggregate principal amount of its new 6.765 percent Sterling notes due November 15, 2017 and (iii) €591 million ($766 million at the December 31, 2011 exchange rate) aggregate principal amount of its outstanding Series A-3 Junior Subordinated Debentures for €421 million ($545 million at the December 31, 2011 exchange rate) aggregate principal amount of its new 6.797 percent Euro notes due November 15, 2017.

    The exchange resulted in a pre-tax gain on extinguishment of debt of approximately $484 million, which is reflected in Net loss on extinguishment of debt in the Consolidated Statement of Operations and a deferred gain of $65 million reflected in Other long-term debt in the Consolidated Balance Sheet, which will be amortized as a reduction to future interest expense.

    In May 2008, as adjusted for the one-for-twenty reverse split of AIG's Common Stock effective June 30, 2009, AIG raised a total of approximately $20 billion through the sale of (i) 9,835,526 shares of AIG Common Stock, in a public offering at a price per share of $760; (ii) 78.4 million Equity Units in a public offering at a price per unit of $75; and (iii) $6.9 billion in unregistered offerings of junior subordinated debentures in three series. In November 2010, AIG exchanged 49,474,600 of its Equity Units for 4,881,667 shares of AIG Common Stock plus $162 million in cash. Each Equity Unit was exchanged for 0.09867 shares of AIG Common Stock plus $3.2702 in cash. The stock and cash received by the Equity Unit holders was the result of netting payments from two separate transactions, a repurchase of the subordinated debentures and a cancellation of the stock purchase contracts. AIG recognized a loss of $104 million as a result of the exchange. Following the completion of the exchange offer, a total of 28,925,400 Equity Units remained outstanding. In 2011, AIG remarketed the three series of debentures included in the Equity Units. AIG purchased and retired all of the Series B-1, B-2 and B-3 Debentures representing $2.2 billion in aggregate principal and as a result, no Series B-1, B-2 or B-3 Debentures remain outstanding. An additional loss of $47 million was recognized from the remarketing activities.

SAFG, Inc. Notes and Bonds Payable

    At December 31, 2011, SAFG, Inc. (formerly American General Corporation) notes and bonds payable aggregating $298 million were outstanding with maturity dates ranging from 2025 to 2029 at interest rates from 6.625 percent to 7.50 percent. AIG guarantees the notes and bonds of SAFG, Inc.

Liabilities Connected To Trust Preferred Stock

    In connection with its acquisition of SAFG, Inc. in 2001, AIG entered into arrangements with SAFG, Inc. with respect to outstanding SAFG, Inc. capital securities. In 1996, SAFG, Inc. issued capital securities through a trust to institutional investors and funded the trust with SAFG, Inc. junior subordinated debentures issued to the trust. SAFG, Inc. guaranteed payments to the holders of capital securities only to the extent (i) the trust received payments on the debentures and (ii) these payments were available for the trust to pay to holders of capital securities. In 2001, AIG guaranteed the same payments to the holders of capital securities. Like the SAFG, Inc. guarantee, the AIG guarantee only applies to any payments actually made to the trust in respect of the debentures. If no payments are made on the debentures, AIG is not required to make any payments to the trust. AIG also guaranteed the debentures pursuant to a guarantee that is expressly subordinated to certain SAFG, Inc. senior debt securities. Under AIG's guarantee, AIG is not required to make any payments in respect of the debentures if such payment would be prohibited by the subordination provisions of the debentures. As a result, AIG will never be required to make a payment under its guarantee of the debentures for so long as SAFG, Inc. is prohibited from making a payment on the debentures.

    At December 31, 2011, the preferred stock outstanding consisted of $300 million liquidation value of 8.5 percent preferred stock issued by American General Capital II in June 2000, $500 million liquidation value of 8.125 percent preferred stock issued by American General Institutional Capital B in March 1997 and $500 million liquidation value of 7.57 percent preferred stock issued by American General Institutional Capital A in December 1996.

AIG BORROWINGS SUPPORTED BY ASSETS

The following table presents maturities of AIG's borrowings supported by assets:

December 31, 2011 (in millions)		Year Ending
	Total	2012	2013	2014	2015	2016	Thereafter

MIP notes payable	$10,147	$2,300	$856	$1,612	$396	$1,494	$3,489
Series AIGFP matched notes and bonds payable	3,807	50	3	-	-	-	3,754
GIAs, at fair value	7,964	421	201	659	601	303	5,779
Notes and bonds payable, at fair value	2,316	778	372	63	185	337	581
Loans and mortgages payable, at fair value	486	208	85	64	-	-	129

Total borrowings supported by assets	$24,720	$3,757	$1,517	$2,398	$1,182	$2,134	$13,732

MIP Notes Payable

    On September 13, 2011, AIG raised $2.0 billion in proceeds from the issuance of senior unsecured notes, comprised of $1.2 billion in three-year notes and $800 million in five-year notes. The proceeds from the sale of these notes are being used to pay maturing notes that were issued by AIG to fund the MIP.

Series AIGFP Matched Notes and Bonds Payable

    At December 31, 2011, AIG has outstanding $3.25 billion principal amount of senior unsecured notes that were issued in a Rule 144A/Regulation S offering which bear interest at a per annum rate of 8.25 percent and mature in 2018. The proceeds from the sale of these notes were used by the Direct Investment book for its general corporate purposes. In addition, the Direct Investment book has used $310 million of senior notes outstanding under AIG's medium-term note program. These notes are included within "Series AIGFP matched notes and bonds payable" in the preceding tables.

GIAs at Fair Value

    Borrowings under obligations of GIAs, which are guaranteed by AIG, are recorded at fair value using discounted cash flow calculations based upon interest rates currently being offered for similar contracts and AIG's current market observable implicit credit spread rates with maturities consistent with those remaining for the contracts being valued. Obligations may be called at various times prior to maturity at the option of the counterparty. Interest rates on these borrowings are primarily fixed, vary by maturity and range up to 9.8 percent.

    Generally, GIAs have provisions that require collateral to be posted by AIG upon a downgrade of AIG's long-term debt ratings or, at the election of AIG and as an alternative to posting collateral and subject to certain conditions, repayment by AIG of the transactions or arrangement by AIG of a substitute guarantee of AIG's obligations by an obligor with higher debt ratings. The actual amount of collateral required to be posted to the counterparties in the event of such downgrades, or the aggregate amount of payments that AIG could be required to make, depends on market conditions, the fair value of outstanding affected transactions and other factors prevailing at and after the time of the downgrade. The fair value of securities pledged as collateral with respect to these obligations approximated $5.1 billion and $5.7 billion at December 31, 2011 and December 31, 2010, respectively. This collateral primarily consists of securities of U.S. government and government sponsored entities and generally cannot be repledged or resold by the counterparties.

Notes and Bonds Payable at Fair Value

    Direct Investment book notes and bonds also include structured debt instruments whose payment terms are linked to one or more financial or other indices (such as an equity index or commodity index or another measure that is not considered to be clearly and closely related to the debt instrument). These notes contain embedded derivatives that otherwise would be required to be accounted for separately. The notes and bonds payable, including the structured debt instruments, are accounted for using the fair value option. The fair value of these obligations was determined by reference to quoted market prices, where available and appropriate, or discounted cash flow calculations based upon AIG's current market-observable implicit-credit-spread rates for similar types of obligations with maturities consistent with those remaining for the debt being valued.

The following table presents a range of maturities and interest rates by currency for AIG's borrowings supported by assets:

At December 31, 2011 (dollars in millions) Range of Maturities	Currency	Range of Interest Rates	U.S. Dollar Carrying Value

2012 - 2053	U.S. dollar	0.18 - 10.37%	$16,722
2012 - 2047	Euro	1.60 - 9.25	3,098
2012 - 2037	Japanese yen	0.01 - 3.65	2,856
2013 - 2017	Swiss franc	0.78 - 3.39	983
2014	Canadian dollar	4.90	418
2016 - 2017	Mexican peso	7.98 - 8.59	249
2012	Swedish krona	2.65	290
2015	Australian dollar	4.62 - 4.89	9
2013	Great Britain pound	1.30	44
2017 - 2018	Other	1.84 - 7.28	51

Total			$24,720

    The Direct Investment book economically hedges its notes, bonds and GIAs. As a result, certain of the interest rate or currency exposures set forth in the table above have been hedged with floating rate instruments so the stated rates may not be reflective of the all-in cost of funding after taking into account the related hedges. AIG Parent guarantees all Direct Investment book debt, except for MIP notes payable and series AIGFP matched notes and bonds payable, which are direct obligations of AIG, Inc.

ILFC

The following table presents maturities of ILFC:

December 31, 2011 (in millions)		Year Ending
	Total	2012	2013	2014	2015	2016	Thereafter

Notes and bonds payable	$13,601	$2,018	$3,421	$1,040	$1,260	$1,000	$4,862
Junior subordinated debt	999	-	-	-	-	-	999
ECA Facility(a)	2,334	428	429	424	336	258	459
Bank financings and other secured financings(b)	7,430	577	156	1,527	1,170	1,976	2,024

Total ILFC(c)	$24,364	$3,023	$4,006	$2,991	$2,766	$3,234	$8,344

(a)
Reflects future minimum payment for ILFC's borrowings under the 2004 Export Credit Agency (ECA) Facility.

(b)
Includes $97 million of secured financings that are non-recourse to ILFC.

(c)
AIG does not guarantee these borrowings.

Notes and Bonds Payable

    At December 31, 2011, notes aggregating $13.6 billion were outstanding, consisting of $8.1 billion of term notes and $5.5 billion of medium-term notes with maturities ranging from 2012 to 2022 and interest rates ranging from 0.75 percent to 8.88 percent. Notes aggregating $800 million are at floating interest rates and the remainder are at fixed rates. ILFC enters into swap transactions to manage its effective borrowing rates with respect to these notes.

    On May 24, 2011, ILFC issued $2.25 billion aggregate principal amount of senior unsecured notes, with $1.0 billion maturing in 2016 and $1.25 billion maturing in 2019. On June 17, 2011, ILFC completed tender offers for the purchase of approximately $1.67 billion aggregate principal amount of notes with maturity dates in 2012 and 2013 for total cash consideration, including accrued interest, of approximately $1.75 billion. ILFC recorded a $61 million loss on the extinguishment of debt. On December 22, 2011, ILFC issued $650 million aggregate principal amount of 8.625 percent senior unsecured notes maturing in 2022.

    On December 7, 2010, ILFC issued $1.0 billion aggregate principal amount of 8.25 percent senior notes due December 15, 2020.

    On August 20, 2010, ILFC issued $500 million aggregate principal amount of 8.875 percent senior notes due September 1, 2017. Part of the proceeds from this debt issuance was used to repay loans from AIG, and then used by AIG to reduce the principal amount outstanding under the FRBNY Credit Facility.

    On March 22, 2010 and April 6, 2010, ILFC issued a combined $1.25 billion aggregate principal amount of 8.625 percent senior notes due September 15, 2015, and $1.5 billion aggregate principal amount of 8.750 percent senior notes due March 15, 2017 in private placements. The notes are due in full on their scheduled maturity dates.

    In addition, ILFC had a Euro medium-term note program, which it did not renew when it expired in 2011. All outstanding notes, aggregating $1.2 billion, were repaid at their maturity in August 2011. Notes issued under the Euro medium-term note program are included in ILFC "Notes and bonds payable" in the preceding table of borrowings.

Junior Subordinated Debt

    In December 2005, ILFC issued two tranches of junior subordinated debt totaling $1.0 billion. Both tranches mature on December 21, 2065, but each tranche has a different call option. The $600 million tranche had a call option date of December 21, 2010, and the $400 million tranche has a call option date of December 21, 2015. ILFC did not exercise the call option at December 21, 2010 and the interest rate on the $600 million tranche changed from a fixed interest rate of 5.90 percent to a floating rate with an initial credit spread of 1.55 percent plus the highest of (i) 3 month LIBOR; (ii) 10-year constant maturity treasury; and (iii) 30-year constant maturity treasury. The interest rate will reset quarterly. The $400 million tranche has a fixed interest rate of 6.25 percent until the 2015 call option date, and, if ILFC does not exercise the call option, the interest rate will change to a floating rate, reset quarterly, based on the initial credit spread of 1.80 percent plus the highest of (i) 3 month LIBOR; (ii) 10-year constant maturity treasury; and (iii) 30-year constant maturity treasury. If ILFC chooses to redeem the $600 million tranche, 100 percent of the principal amount of the bonds being redeemed, plus any accrued and unpaid interest to the redemption date must be paid. If ILFC chooses to redeem only a portion of the outstanding bonds, at least $50 million principal amount of the bonds must remain outstanding.

Export Credit Agency Facility

    ILFC had a $4.3 billion 1999 Export Credit Agency Facility (1999 ECA Facility) that was used in connection with the purchase of 62 Airbus aircraft delivered through 2001. At December 31, 2010, ILFC had five loans with a remaining principal balance of $13 million outstanding under this facility. In January 2011, all of the amounts under the five remaining loans were repaid in full and no amounts remained outstanding under the 1999 ECA Facility.

    ILFC has a similarly structured 2004 Export Credit Agency Facility (2004 ECA Facility), which was amended in May 2009 to allow ILFC to borrow up to a maximum of $4.6 billion to fund the purchase of Airbus aircraft delivered through June 30, 2010. This facility is guaranteed by various European Export Credit Agencies. The interest rates are either LIBOR based with spreads ranging from (0.04) percent to 2.25 percent or at fixed rates ranging from 3.40 percent to 4.71 percent. ILFC financed 76 aircraft using approximately $4.3 billion under this facility and approximately $2.3 billion and $2.8 billion were outstanding at December 31, 2011 and December 31, 2010, respectively. At December 31, 2011, the interest rate of the loans outstanding ranged from 0.44 percent to 4.71 percent. At December 31, 2010, the interest rate of the loans outstanding ranged from 0.43 percent to 4.71 percent. The debt is collateralized by a pledge of shares of a subsidiary of ILFC, which holds title to the aircraft financed under the facility. The net book value of the related aircraft was $4.3 billion at both December 31, 2011 and December 31, 2010.

    ILFC's current credit ratings require (i) the segregation of security deposits, maintenance reserves and rental payments received for aircraft funded under its 2004 ECA Facilities into separate accounts, controlled by the trustees of the 2004 ECA Facilities; and (ii) the filings of individual mortgages on the aircraft funded under the facility in the respective local jurisdictions in which the aircraft is registered. At December 31, 2011, ILFC had segregated security deposits, maintenance reserves and rental payments aggregating $415 million related to such aircraft. Segregated rental payments are used to pay scheduled principal and interest on the 2004 ECA Facility as they become due.

    During 2010, ILFC entered into agreements to cross-collateralize the two ECA Facilities. In conjunction with the agreement, ILFC agreed to an acceleration event, which would accelerate debt related to the ten aircraft financed during 2010 if, among other things, ILFC were to sell aircraft with an aggregate net book value exceeding an agreed upon amount, currently approximately $10.1 billion, within a period starting from the date of the agreement until December 31, 2012.

    Borrowings with respect to these facilities are included in ILFC's notes and bonds payable in the preceding table of borrowings. New financings are no longer available to ILFC under either the 1999 or 2004 ECA facility.

Bank Financings and Other Secured Financings

    In 2010, ILFC amended its $2.5 billion revolving credit facility to, among other things, extend the maturity date of $2.16 billion from October 2011 to October 2012, with the loan secured by aircraft with an appraised value of not less than 133 percent of the principal amount of the outstanding loans, and increased the interest rate by 150 basis points resulting in an interest rate of 2.44 percent. As of December 31, 2011, ILFC had paid down $2.0 billion of this revolving credit facility. The amended facility prohibits ILFC from re-borrowing amounts repaid under this facility for any reason; therefore, the size of the outstanding facility and the total funded amount under the credit facility was $457 million at December 31, 2011. The interest rate of the credit facility was 2.44 percent at December 31, 2011.

    At December 31, 2011, AeroTurbine Inc., a wholly-owned subsidiary of ILFC, had a balance of $269 million on its secured four-year credit facility. The maturity of the credit facility is December 2015 and the interest rate is 3.28 percent. ILFC is a guarantor under the four-year credit facility.

    In addition, at December 31, 2011, ILFC has other secured financings of approximately $6.7 billion that mature through 2018, with interest rates ranging from 3.33 percent to 7.13 percent.

    On August 20, 2010, ILFC issued $1.35 billion aggregate principal amount of 6.5 percent senior secured notes due September 1, 2014, $1.275 billion of aggregate principal amount of 6.75 percent senior secured notes due September 1, 2016, and $1.275 billion of aggregate principal amount of 7.125 percent senior secured notes due September 1, 2018. The proceeds from these debt issuances were used to repay loans from AIG, and then used by AIG to reduce the principal amount outstanding under the FRBNY Credit Facility.

    On March 17, 2010, ILFC entered into a $750 million term loan agreement secured by 43 aircraft and all related equipment and leases. The loan matures on March 17, 2015, and bears interest at LIBOR plus a margin of 4.75 percent with a LIBOR floor of 2.0 percent. The principal of the loan is payable in full at maturity with no scheduled amortization; however, ILFC has the right to voluntarily prepay the loan at any time. On March 17, 2010, ILFC also entered into an additional term loan agreement of $550 million, of which $63 million is subject to the satisfaction of certain collateralization milestones. The loan is secured by 37 aircraft and all related equipment and leases. The loan matures on March 17, 2016, and bears interest at LIBOR plus a margin of 5.0 percent with a LIBOR floor of 2.0 percent. The principal of the loan is payable in full at maturity with no scheduled amortization; however, ILFC has the right to voluntarily prepay the loan at any time, subject to a 1.0 percent prepayment penalty prior to March 17, 2012.

    AIG does not guarantee any of the debt obligations of ILFC.

Uncollateralized and collateralized notes, bonds, loans and mortgages payable consisted of the following:

At December 31, 2011 (in millions)	Uncollateralized Notes/Bonds/Loans Payable	Collateralized Loans and Mortgages Payable	Total

AIG general borrowings	$234	$-	$234
Other subsidiaries notes, bonds, loans and mortgages payable*	105	288	393

Total	$339	$288	$627

*
AIG does not guarantee any of these borrowings.